                                                                   EXHIBIT 10.49

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                               SECURITY AGREEMENT

                                      among

                    TAL INTERNATIONAL CONTAINER CORPORATION,

                                       and

                               NATIONAL CITY BANK
                               AS COLLATERAL AGENT

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                           Dated as of August 15, 2007

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                                TABLE OF CONTENTS

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      2.5.  Legal Names; Type of Organization (and Whether a Registered Organization
            and/or a Transmitting Utility); Jurisdiction of Organization; Location;

ARTICLE III SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER

                                      - i -

ANNEX A     Schedule of Chief Executive Offices Address(es) of Chief Executive Office
ANNEX B     Schedule of Legal Names, Type of Organization (and Whether a Registered
            Organization and/or a Transmitting Utility), Jurisdiction of Organization,
            Location and Organizational Identification Numbers
ANNEX C     Schedule of Trade and Fictitious Names
ANNEX D     Description of Certain Significant Transactions Occurring Within One Year Prior to
            the Date of the Security Agreement
ANNEX E     Schedule of Marks and Applications; Domain Name Registrations
ANNEX F     Schedule of Patents and Applications
ANNEX G     Schedule of Copyrights and Applications
ANNEX H     Form of Assignment of Security Interest in Certain Patents and Trademarks
ANNEX I     Form of Assignment of Security Interest in Certain Copyrights

                                     - ii -

                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of August 15, 2007, made by TAL
International Container Corporation, a Delaware corporation (together with its successors and permitted assigns, "Debtor") in favor of National City Bank, as collateral agent for the benefit of the Secured Creditors (as defined below) (in such capacities and (in either case) together with any successor collateral agent, the "Collateral Agent").

                              W I T N E S S E T H:

            WHEREAS, Debtor, the lenders from time to time party thereto (the
"Lenders"), and National City Bank, as administrative agent (together with any successor administrative agent, the "Administrative Agent" or the "Collateral
Agent"), have entered into a Credit Agreement, dated as of August 15, 2007, providing for the making of Loans to the Debtor (the Lenders, the Administrative
Agent and the Collateral Agent are herein called the "Lender Creditors") (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may from time to time be amended, modified, extended, renewed, replaced, restated, supplemented and/or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional obligors or guarantors thereunder or any increase in the amount borrowed) of all or any portion of, the Obligations under such Credit Agreement);

            WHEREAS, the Debtor may at any time and from time to time enter into one or more Hedging Agreements (the "Applicable Hedging Agreements") with one or more Hedge Counterparties;

            WHEREAS, the Lender Creditors and the Hedge Counterparties are
collectively referred to herein as the "Secured Creditors";

            WHEREAS, it is a condition precedent to (i) the making of Loans to the Debtor under the Credit Agreement and (ii) the Hedge Counterparties entering into Applicable Hedging Agreements, that the Debtor shall have executed and delivered this Agreement to the Collateral Agent; and

            WHEREAS, the Debtor will obtain benefits from the incurrence of
Loans under the Credit Agreement and by entering into Applicable Hedging
Agreements and, accordingly, desires to execute this Agreement in order to satisfy the conditions described in the preceding recitals and to induce the
Lenders to make Loans to the Debtor and for the Hedge Counterparties to enter into Applicable Hedging Agreements with the Debtor;

            NOW, THEREFORE, in consideration of the benefits accruing to the
Debtor, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby makes the following representations and warranties to the Collateral
Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

            1.1.    Grant of Security Interests. (a) The Debtor does hereby
grant unto the Collateral Agent in its capacity solely as collateral agent for the equal and ratable benefit of the Secured Creditors, as security for the prompt payment and performance when due of all Obligations, a continuing security interest in all of the right, title and interest of the Debtor in, to and under all of the personal property and fixtures (and all rights therein) of the Debtor, or in which or to which the Debtor has any rights, in each case whether now existing or hereafter from time to time acquired, including each of the following, except to the extent any such property constitutes Excluded
Collateral (collectively, the "Collateral"):

            (i)     all Accounts;

            (ii)    all As-Extracted Collateral;

            (iii)   all cash;

            (iv)    any Collateral Account and all monies, securities,
      Instruments and other investments deposited or required to be deposited in any Collateral Account;

            (v)     all Chattel Paper (including, without limitation, all
      Tangible Chattel Paper and all Electronic Chattel Paper);

            (vi)    all Subject Commercial Tort Claims;

            (vii)   all computer programs of the Debtor and all intellectual
      property rights therein and all other proprietary information of the
      Debtor, including, without limitation, Domain Names and Trade Secret
      Rights;

            (viii)  all Copyrights;

            (ix)    all Deposit Accounts and all other demand, deposit, time,
      savings, cash management, passbook and similar accounts maintained by the
      Debtor with any Person and all monies, securities, Instruments and other investments deposited or required to be deposited in any of the foregoing;

            (x)     all Documents;

            (xi)    all Equipment;

            (xii)   all General Intangibles, including, without limitation, all
      Payment Intangibles;

            (xiii)  all Goods;

            (xiv)   all Instruments;

                                      - 2 -

            (xv)    all Inventory;

            (xvi)   all Investment Property;

            (xvii)  all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Debtor symbolized by the Marks;

            (xviii) all Patents;

            (xix)   all Permits;

            (xx)    all writings, plans, specifications and schematics, all
      engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

            (xxi)   all Supporting Obligations (other than Letter-of-Credit
      Rights);

            (xxii)  all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software
      (owned by the Debtor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

            (xxiii) all other personal property of any kind or type
      whatsoever; and

            (xxiv)  to the extent not otherwise included, all Accessions,
      Proceeds and products of any and all of the foregoing, and of any Excluded
      Collateral (to the extent such Accessions, Proceeds and products are not also Excluded Collateral).

            (b)     Notwithstanding anything to the contrary herein, the term
"Collateral" shall not include, and the security interest granted under this
Agreement shall not attach to the following (the "Excluded Collateral"):

            (i)     all of the personal property and fixtures (and all rights
      therein) of the Debtor, or in which or to which the Debtor has any rights, in each case whether now existing or hereafter from time to time acquired
      (including those described in Section 1.1(a)(i) through (xxiv) above)
      subject to a Permitted Lien under Sections 9.3(vi), 9.3(viii), 9.3(xii) or
      9.3(xiv) of the Credit Agreement if and to the extent the existence of a security interest in such personal property or fixtures would constitute a violation of a valid and enforceable restriction in favor of the holder of such Permitted Lien or give the holder of such Permitted Lien the right to terminate it agreements or facilities with Debtor;

            (ii)    all of the personal property and fixtures (and all rights
      therein) of the Debtor, or in which or to which the Debtor has any rights, from time to time (including those described in Section 1.1(a)(i) through
      (xxiv) above) acquired with the proceeds of Permitted Indebtedness under
      Sections 9.4(ii), 9.4(xv) and 9.4(xvi) of the Credit Agreement and subject to a Permitted Lien under Sections 9.3(xv) of the Credit Agreement (which
      Excluded Collateral may also secure other Permitted Indebtedness,

                                      - 3 -

      such as, for example, Permitted Indebtedness under Section 9.4(iii) of the
      Credit Agreement related to the applicable Permitted Indebtedness under
      Section 9.4(ii), 9.4(xv) or 9.4(xvi));

            (iii)   all of the personal property and fixtures (and all rights
      therein) of the Debtor, or in which or to which the Debtor has any rights, in each case whether now existing or hereafter from time to time acquired
      (including those described in Section 1.1(a)(i) through (xxiv) above)
      subject to a Permitted Lien pursuant to 9.3(xv) of the Credit Agreement in respect of Refinancing Indebtedness permitted pursuant to Section 9.4(ix)
      of the Credit Agreement; provided, however, that the scope of Permitted
      Liens under Section 9.3(xv) of the Credit Agreement in respect of
      Refinancing Indebtedness pursuant Section 9.4(ix) of the Credit Agreement shall be substantially the same as the scope of Permitted Liens of the
      Indebtedness being Refinanced by such Refinancing Indebtedness;

            (iv)    any Vehicles and Commercial Tort Claims (other than
      Subject Commercial Tort Claims);

            (v)     any leaseholds;

            (vi)    all Leases and other Related Assets (as defined in the
      Master Indenture) to the extent (but only to the extent) they cover or pertain to Excluded Collateral, other than Leases and other Related Assets covering or pertaining to Vehicles excluded from Collateral solely by operation of Section 1.1(b)(iv) above;

            (vii)   any Investment Property constituting an interest in a
      Subsidiary of the Debtor;

            (viii)  any Software and software licenses (including the
      Container Management System), to the extent the grant of a security interest in any such property or right would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or
      (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder;

            (ix)    any Collateral subject, by the terms of the Securitization
      Intercreditor Agreement, to a valid and enforceable restriction in favor of a third party on the grant of the Lien created hereunder, unless and until any required consents shall have been obtained;

            (x)     Debtor's rights under the Management Agreement;

            (xi)    any Collateral released from the Lien of the Collateral
      Agent pursuant to Section 9.8 hereof and any Proceeds thereof; and

            (xii)   any Collateral as to which the Agent, in its reasonable
      discretion, determines that the cost of securing or perfecting is excess in relation to the value of the asset.

                                      - 4 -

            (c)     The security interests of the Collateral Agent under this
Agreement extend to all Collateral which the Debtor may acquire, or with respect to which the Debtor may obtain rights, at any time during the term of this
Agreement.

            1.2.    Power of Attorney. The Debtor hereby constitutes and
appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of a Designated
Event of Default (in the name of the Debtor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to the Debtor under or arising out of the
Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

            1.3.    Authority to File Financing Statements. The Debtor hereby
irrevocably authorizes the Collateral Agent, at any time, and from time to time, to file any initial financing statements (and amendments thereto) without the signature of the Debtor that (i) indicate the Collateral, regardless of whether any particular asset comprised in the Collateral falls within the scope of
Article 9 of the UCC, and (ii) provide any other information required for the sufficiency or filing office acceptance of any financing statement or amendment.
The Debtor also ratifies its authorization for the Collateral Agent to have filed with such offices any amendments to the financing statements or documents of similar import described above.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

The Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

            2.1.    Necessary Filings. The Debtor has filed or caused to be
filed all UCC-1 and UCC-3 financing statements in the filing office for the
Debtor's jurisdiction of organization (collectively, the "Filing Statements")
(or has authenticated and delivered to the Administrative Agent the Filing
Statements suitable for filing in such offices) and the security interests granted to the Collateral Agent pursuant to this Agreement in and to the
Collateral create valid and, together with all such filings, registrations, recordings and other actions, perfected security interests therein (to the extent that a security interest therein may be perfected solely by the filing of financing statements under the relevant UCC) prior to the rights of all other
Persons therein (other than Permitted Liens) and subject to no other Liens
(other than Permitted Liens related thereto).

            2.2.    No Liens. The Debtor is, and as to all Collateral acquired by it from time to time after the date hereof the Debtor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and the
Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral
Agent.

                                      - 5 -

            2.3.    Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of
Permitted Liens), and so long as the Termination Date has not occurred, the
Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Debtor or in connection with Permitted
Liens or financing statements for which proper termination statements have been delivered to the Collateral Agent for filing.

            2.4.    Chief Executive Office. During the five year period
preceding the date of this Agreement, the chief executive office of the Debtor has not been located at any address other than that indicated on Annex A.

            2.5.    Legal Names; Type of Organization (and Whether a Registered
Organization and/or a Transmitting Utility); Jurisdiction of Organization;
Location; Organizational Identification Numbers; Changes Thereto; etc. The exact legal name of the Debtor, the type of organization of the Debtor, whether or not the Debtor is a Registered Organization, the jurisdiction of organization of the
Debtor, the Debtor's Location, the organizational identification number (if any)
of the Debtor, and whether or not the Debtor is a Transmitting Utility, is listed on Annex B hereto. The Debtor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a
Registered Organization), its status as a Person which is not a Transmitting
Utility, its jurisdiction of organization, its Location, or its organizational identification number (if any) from that used on Annex B hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve
(x) a Registered Organization ceasing to constitute same or (y) the Debtor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of each change to the information listed on Annex B (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex B which shall correct all information contained therein for the Debtor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that the Debtor does not have an organizational identification number on the date hereof and later obtains one, the Debtor shall promptly thereafter notify the Collateral Agent of such organizational identification number (to the extent such organizational identification number is required to perfect the Collateral Agent's security interests hereunder) and shall take all actions reasonably satisfactory to the
Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

            2.6.    Trade Names; Etc. The Debtor has not in the preceding five years operated in any jurisdiction under any trade names, fictitious names or other names except its

                                      - 6 -

legal name as specified in Annex B and such other trade or fictitious names as are listed on Annex C hereto.

            2.7.    Certain Significant Transactions. During the one year
period preceding the date of this Agreement, no Person shall have merged or consolidated with or into the Debtor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, the Debtor, in each case except as described in Annex D hereto. With respect to any transactions so described in Annex D hereto, the respective Debtor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with the Debtor, or was liquidated into or transferred all or substantially all of its assets to the
Debtor, and shall have furnished to the Collateral Agent such UCC lien searches as may have been reasonably requested with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens)
continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Debtor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

            2.8.    Non-UCC Property. The aggregate book value (as determined
by the Debtor in good faith) of all property of the Debtor that constitute, arise out of, or relating to, the Collateral of the types described in clause
(1) of Section 9-311(a) of the UCC does not exceed $1,000,000. If the aggregate book value of all such property at any time owned by the Debtor exceeds
$1,000,000, the Debtor shall provide prompt written notice thereof to the
Collateral Agent and, upon the request of the Collateral Agent, the Debtor shall promptly (and in any event within 30 days) take such actions (at their own cost and expense) as may be required under the respective United States, State or other laws referenced in Section 9-311(a) of the UCC to perfect the security interests granted herein in any Collateral where the filing of a financing statement does not perfect the security interest in such property in accordance with the provisions of clause (1) of Section 9-311(a) of the UCC.

            2.9.    Recourse. This Agreement is made with full recourse to the
Debtor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Debtor contained herein and in the Secured
Debt Agreements.

            2.10.   As-Extracted Collateral; Timber-to-be-Cut. The Debtor does not own, or expect to acquire, any Collateral which constitutes, or would constitute, As-Extracted Collateral or Timber-to-be-Cut. If at any time after the date of this Agreement the Debtor owns, acquires or obtains rights to any
As-Extracted Collateral or Timber-to-be-Cut, the Debtor shall furnish the
Collateral Agent with prompt written notice thereof (which notice shall describe in reasonable detail the As-Extracted Collateral or Timber-to-be-Cut and the
locations thereof) and shall take all actions as may be deemed reasonably necessary or desirable by the Collateral Agent to perfect the security interest of the Collateral Agent therein.

                                      - 7 -

                                   ARTICLE III

            SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS;
             INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

            3.1.    Direction to Account Debtors; Contracting Parties; etc
Subject to the terms of the Securitization Intercreditor Agreement, upon the occurrence and during the continuance of a Designated Event of Default, if the
Collateral Agent so directs the Debtor, the Debtor agrees (x) to cause all payments on account of the Accounts and Contracts constituting, arising out of, or relating to, the Collateral to be made directly to a Collateral Account, (y)
that the Collateral Agent may, at its option, directly notify the obligors with respect to any such Accounts and/or under any such Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the
Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as the Debtor. Without notice to or assent by the
Debtor, the Collateral Agent may, upon the occurrence and during the continuance of a Designated Event of Default, apply any or all amounts then in, or thereafter deposited in, a Collateral Account toward the payment of the
Obligations in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys'
fees), whether incurred by the Debtor or the Collateral Agent, shall be borne by the Debtor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the Debtor, provided that (x) the failure by the
Collateral Agent to so notify the Debtor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section
3.1 and (y) no such notice shall be required if an Event of Default of the type described in Section 13.1(h) of the Credit Agreement has occurred and is continuing.

            3.2.    Collection. The Debtor shall endeavor in accordance with
its customary business practices to cause to be collected from the account debtor named in each of its Accounts constituting Collateral or obligor under any lease constituting, arising out of, or relating to the Collateral, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or lease, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such lease. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of a Designated Event of Default, the Debtor may allow, in the ordinary course of business and in accordance with the terms of the Credit and
Collection Policy in effect from time to time, as adjustments to amounts owing under its Accounts and leases (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the
Debtor finds appropriate in accordance with its business judgment and (ii) a refund or credit due as a result of improperly performed services or for other reasons which the Debtor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by the
Debtor or the Collateral Agent, shall be borne by the Debtor.

            3.3.    Debtor Remains Liable Under Contracts. Anything herein to
the contrary notwithstanding, the Debtor shall remain liable under each of the
Contracts which arise out of, or relate to, any of the Collateral to observe and perform all of the conditions and obligations to be

                                      - 8 -

observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any
Contract by reason of or arising out of this Agreement or the receipt by the
Collateral Agent or any other Secured Creditor of any payment relating to such
Contract pursuant hereto, nor shall the Collateral Agent or any other Secured
Creditor be obligated in any manner to perform any of the obligations of the
Debtor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

            3.4.    Chattel Paper. Upon the request of the Collateral Agent
following the occurrence of a Designated Event of Default made at any time or from time to time, the Debtor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper which constitutes, arises out of, or relates to, the Collateral held or owned by the Debtor valued in excess of
$1,000,000. Furthermore, if requested by the Collateral Agent following the occurrence of a Designated Event of Default, the Debtor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has
"control" of all Electronic Chattel Paper which constitutes, arises out of, or relates to, the Collateral valued in excess of $1,000,000 in accordance with the requirements of Section 9-105 of the UCC. The Debtor will promptly (and in any event within 10 Business Days) following any request by the Collateral Agent following the occurrence of a Designated Event of Default, deliver all of its
Tangible Chattel Paper which constitutes, arises out of, or relates to, the
Collateral valued in excess of $1,000,000 to the Collateral Agent. The Debtor hereby agrees not to deliver any Chattel Paper which constitutes, arises out of, or relates to, the Collateral to any other Person.

            3.5.    Container Management System. Without the prior written
consent of the Collateral Agent, the Debtor agrees that it will not grant to any
Person, or permit any Person to obtain a Lien, over the Container Management
System.

            3.6.    Commercial Tort Claims. The Debtor shall promptly furnish
to the Collateral Agent a description of any Commercial Tort Claim which would reasonably be expected to result in payment of $15,000,000 or more in damages to
Debtor (collectively, the "Subject Commercial Tort Claims"), in sufficient detail to enable the Collateral Agent to perfect its Lien on such Commercial
Tort Claim; provided that the Debtor shall not be required to perfect any Lien on any of its Commercial Tort Claims which are not reasonably expected to be result in payment of $15,000,000 or more in damages to Debtor. On the Closing
Date the Debtor has no Subject Commercial Tort Claims.

            3.7.    Further Actions. The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments or grants of security interest, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act (or other similar law), arising out of or relating to the Collateral and covered by the security interest hereby granted, as the

                                      - 9 -

Collateral Agent may reasonably require (subject to the carve-outs and exceptions set forth herein).

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS
                                AND DOMAIN NAMES

            4.1.    Additional Representations and Warranties. The Debtor
represents and warrants that upon the recordation of an Assignment of Security
Interest in United States Trademarks and Patents in the form of Annex E hereto in the United States Patent and Trademark Office, together with filings on Form
UCC-1 pursuant to this Agreement, all filings, registrations and recordings necessary or appropriate to perfect the security interest granted to the
Collateral Agent in the United States Marks covered by this Agreement under federal law will have been accomplished. At the request of the Collateral Agent, the Debtor agrees to execute an Assignment of Security Interest in United States
Trademarks and Patents covering all right, title and interest in each United
States Mark, and the associated goodwill, of the Debtor, and to record the same.
The Debtor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of a Designated Event of
Default, any document which may be required by the U.S. Patent and Trademark
Office or secretary of state or equivalent governmental agency of any State of the United States or any foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each Mark and/or Domain Name, and record the same.

                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

            5.1.    Additional Representations and Warranties. The Debtor
represents and warrants that upon the recordation of an Assignment of Security
Interest in United States Trademarks and Patents in the form of Annex H hereto in the United States Patent and Trademark Office and the recordation of an
Assignment of Security Interest in United States Copyrights in the form of Annex
H hereto in the United States Copyright Office, together with filings on Form
UCC-1 pursuant to this Agreement, all filings, registrations and recordings necessary or appropriate to perfect the security interest granted to the
Collateral Agent in the United States Patents and United States Copyrights
covered by this Agreement under federal law will have been accomplished. At the request of the Collateral Agent, the Debtor agrees to execute an Assignment of
Security Interest in United States Trademarks and Patents covering all right, title and interest in each United States Patent of the Debtor and to record the same, and upon obtaining any Copyright, to execute such an Assignment of
Security Interest in United States Copyrights covering all right, title and interest in each United States Copyright of the Debtor and to record the same.
The Debtor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Designated Event of Default, any document which may be required by the U.S. Patent and Trademark
Office or equivalent governmental agency in any foreign jurisdiction or the U.S.
Copyright Office or equivalent governmental agency in any foreign jurisdiction in order to effect an absolute

                                     - 10 -

assignment of all right, title and interest in each Patent and Copyright of the
Debtor, as the case may be, and to record the same.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

            6.1.    Protection of Collateral Agent's Security. Except as
otherwise permitted by the Loan Documents, Debtor will do nothing to impair the rights of the Collateral Agent in the Collateral. The Debtor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Debtor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the
Debtor.

            6.2.    Warehouse Receipts Non-Negotiable. To the extent
practicable, the Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of the Collateral, the Debtor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the
Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

            6.3.    Additional Information. In addition to the information to
be provided by the Debtor to the Administrative Agent pursuant to Section 8.1(g)
of the Credit Agreement, upon the occurrence and during the continuance of a
Designated Event of Default the Debtor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 Business Days after its receipt of the respective request)
furnish to the Collateral Agent such information with respect to the Collateral
(including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, the value and location of such
Collateral, etc.) as may be reasonably requested by the Collateral Agent.
Without limiting the forgoing, the Debtor agrees that it shall promptly (and in any event within 10 Business Days after its receipt of the respective request)
furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.

            6.4.    Further Actions. Subject to the terms of the
Securitization Intercreditor Agreement, the Debtor will, at its own expense and upon the reasonable request of the Collateral Agent, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports, grants of security and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the
Collateral.

            6.5.    Financing Statements. The Debtor agrees to authenticate
and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral

                                     - 11 -

Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein (to the extent that a security interest therein may be perfected solely by the filing of financing statements under the relevant UCC) and the other rights and security contemplated hereby. The Debtor will pay any applicable filing fees, recordation taxes and related expenses relating to its
Collateral.

            6.6.    Software. The Debtor shall not create or attempt to
create, assume or permit to subsist any Lien or other encumbrance upon any
Software owned by it (including the Container Management System) or any of its
Software licenses (other than in favor of the Secured Creditors).

                                   ARTICLE VII

            REMEDIES UPON OCCURRENCE OF A DESIGNATED EVENT OF DEFAULT

            7.1.    Remedies; Obtaining the Collateral Upon A Designated Event
of Default . The Debtor agrees that, if any Designated Event of Default shall have occurred and be continuing, then and in every such case, the Collateral
Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

            (i)     subject to the right of any applicable Lessee to the right of quiet enjoyment of such property, personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Debtor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Debtor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Debtor;

            (ii)    instruct the obligor or obligors on any agreement,
      instrument or other obligation (including, without limitation, the
      Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of the Debtor in respect of such Collateral;

            (iii)   sell, assign or otherwise liquidate any or all of the
      Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the Debtor to sell, assign or otherwise liquidate any or all of the
      Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

            (iv)    take possession of the Collateral or any part thereof, by
      directing the Debtor in writing to deliver the same to the Collateral
      Agent at any reasonable place or places designated by the Collateral
      Agent, in which event the Debtor shall at its own expense:

                                     - 12 -

                    (x)    forthwith cause the same to be moved to the place or
                    places so designated by the Collateral Agent and there
                    delivered to the Collateral Agent;

                    (y)    store and keep any Collateral so delivered to the
                    Collateral Agent at such place or places pending further
                    action by the Collateral Agent as provided in Section 7.2
                    hereof; and

                    (z)    while the Collateral shall be so stored and kept,
                    provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;

            (v)     license or sublicense, on a nonexclusive basis, any Marks,
      Domain Names, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its reasonable judgment determine;

            (vi)    apply any monies constituting Collateral or proceeds
      thereof in accordance with the provisions of Section 7.4; and

            (vii)   take any other action as specified in clauses (1) through
      (5), inclusive, of Section 9-607(a) of the UCC;

it being understood that the Debtor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Debtor of said obligation.

            7.2.    Remedies; Disposition of the Collateral. If any Designated
Event of Default shall have occurred and be continuing, then any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the
Collateral Agent or after any overhaul or repair at the expense of the Debtor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by

                                     - 13 -

crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 7.2 without accountability to the Debtor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Debtor as hereinabove specified, the Collateral Agent need give the Debtor only such notice of disposition as shall be required by such applicable law. The Debtor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the
Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtor's expense.

            7.3.    Waiver of Claims. Except as otherwise provided in this
Agreement, (a) THE DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE
LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S
TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE
COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING
FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and (b) the Debtor hereby further waives, to the extent permitted by law:

            (i)     all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the
      Collateral Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);

            (ii)    all other requirements as to the time, place and terms of
      sale or other requirements with respect to the enforcement of the
      Collateral Agent's rights hereunder; and

            (iii)   all rights of redemption, appraisement, valuation, stay,
      extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against the Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtor.

            7.4.    Application of Proceeds. (a) All moneys collected by the
Collateral Agent upon any sale or other disposition of any Collateral pursuant to the enforcement of this Agreement or the exercise of any of the remedial provisions hereof (or, if any other Security Document requires proceeds of
"collateral" thereunder to be applied in accordance with the terms of this
Agreement, by such "collateral agent" thereunder pursuant to the enforcement of such Security Document or the exercise of the remedial provisions thereof), together with all

                                     - 14 -

other moneys received by the Collateral Agent hereunder in respect of the
Collateral (or such "collateral agent" under such other Security Documents)
(including all monies received in respect of post-petition interest) as a result of any such enforcement or the exercise of any such remedial provisions or as a result of any distribution of any Collateral (or "collateral" under any other
Security Document, as the case may be) upon the bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of the obligations and indebtedness of the
Debtor, or the application of any Collateral (or "collateral" under any other
Security Document, as the case may be) to the payment thereof or any distribution of Collateral (or "collateral" under any other Security Document, as the case may be) upon the liquidation or dissolution of the Debtor, or the winding up of the assets or business of the Debtor or under any insurance policies insuring any of the Collateral (or "collateral" under any other
Security Document, as the case may be), shall be applied as follows:

            (i)     first, to the payment of all amounts owing to the Collateral
      Agent of the type described in clauses (iii) and (iv) of the definition of
      "Obligations"; and

            (ii)   second, to the extent proceeds remain after the application pursuant to preceding clause (i), in accordance with the priority of payments set forth in Section 13.4 of the Credit Agreement.

            (b)     All payments required to be made hereunder shall be made (i)
if to the Lender Creditors, to the Administrative Agent for the account of the
Lender Creditors and (ii) if to the Hedge Counterparties, to the trustee, paying agent or other similar representative (each, a "Representative") for the Hedge
Counterparties or, in the absence of such a Representative, directly to the
Hedge Counterparties.

            (c)     For purposes of applying payments received in accordance
with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i)
the Administrative Agent and (ii) the Representative or, in the absence of such a Representative, upon the Hedge Counterparties.

            (d)     It is understood that the Debtor shall remain liable with
respect to its Loan Document Obligations and Hedging Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral granted by it hereunder and the aggregate amount of such Obligations.

            7.5.    Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair

                                     - 15 -

any such right, power or remedy or shall be construed to be a waiver of any
Default or Event of Default or an acquiescence thereof. No notice to or demand on the Debtor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

            7.6.    Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the
Debtor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the
Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                   DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

            "Accession" shall mean "accession" as such term is defined in the
Uniform Commercial Code as in effect on the date hereof in the State of New
York, but in any event shall include, without limitation, Goods which are physically united with other Goods in such a manner that the identity of the original Goods is not lost.

            "Account" shall mean any "account" as such term is defined in the
Uniform Commercial Code as in effect on the date hereof in the State of New
York, and in any event shall include, but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i)
for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a
State.

            "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

            "Agreement" shall mean this Security Agreement as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

                                     - 16 -

            "Applicable Hedging Agreement" shall have the meaning provided in the recitals of this Agreement.

            "As-Extracted Collateral" shall mean "as-extracted collateral" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Debtor" shall have the meaning provided in the first paragraph of this Agreement.

            "Chattel Paper" shall mean "chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of
New York. Without limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

            "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

            "Collateral Account" means any collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

            "Collateral Agent" shall have the meaning provided in the recitals of this Agreement.

            "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Container Management System" shall mean the "TERMS 2000" tracking and billing system, and any upgrade of, successor to, or replacement for, such system.

            "Contracts" shall mean all contracts between the Debtor and one or more additional parties (including, without limitation, any Hedging Agreements, licensing agreements, partnership agreements, joint venture agreements and limited liability company agreements).

            "Copyrights" means any U.S. or foreign copyright owned by the
Debtor, including any registrations of any Copyright, in the U.S. Copyright
Office or the equivalent thereof in any foreign country, as well as any application for a U.S. or foreign copyright registration now or hereafter made with the U.S. Copyright Office or the equivalent thereof in any foreign jurisdiction by the Debtor.

            "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

            "Deposit Accounts" shall mean "deposit accounts" as such term is defined in the Uniform Commercial Code in the State of New York.

                                     - 17 -

            "Designated Event of Default" shall mean (i) any Designated Event of
Default under, and as defined in, the Credit Agreement and (ii) event of default
(or similar term) by the Debtor under, as defined in any Lender Hedging
Agreement.

            "Documents" shall mean "documents" as such term is defined in the
Uniform Commercial Code as in effect on the date hereof in the State of New
York.

            "Domain Names" means all Internet domain names and associated URL addresses in or to which the Debtor now or hereafter has any right, title or interest.

            "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Equipment" shall mean "equipment" as such term is defined in the
Uniform Commercial Code in the State of New York.

            "General Intangible" shall mean "general intangible" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the
State of New York.

            "Goods" shall mean "goods" as such term is defined in the Uniform
Commercial Code as in effect on the date hereof in the State of New York.

            "Hedging Obligations" shall have the meaning provided in the definition of "Obligations" in this Article VIII.

            "Inventory" shall mean "inventory" as such term is defined in the
Uniform Commercial Code as in effect on the date hereof in the State of New
York, but in any event shall include, without limitation, tangible personal property held by or on behalf of the Debtor (or in which the Debtor has an interest in mass or a joint or other interest) for sale or lease or to be furnished under contracts of service, tangible personal property which the
Debtor has so leased or furnished, and raw materials, work in process and materials used, produced or consumed in the Debtor's business, and shall include tangible personal property returned to the Debtor by the purchaser following a sale thereof by the Debtor and tangible personal property represented by
Documents. All equipment, accessories and parts at any time attached or added to items of Inventory or used in connection therewith shall be deemed to be part of the Inventory.

            "Instrument" shall mean "instruments" as such term is defined in the
Uniform Commercial Code as in effect on the date hereof in the State of New
York.

            "Investment Property" shall mean "investment property" as such term is defined in the Uniform Commercial Code in the State of New York.

            "Lender Creditors" shall have the meaning provided in the recitals of this Agreement.

            "Lenders" shall have the meaning provided in the recitals of this
Agreement.

                                     - 18 -

            "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term in defined in the Uniform Commercial Code in the State of New York.

            "Loan Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

            "Location" shall mean the Debtor's "location" as determined pursuant to Section 9-307 of the UCC.

            "Marks" means all right, title and interest in and to any U.S. or foreign trademarks, service marks and trade names now held or hereafter acquired by the Debtor, including any registration or application for registration of any trademarks and service marks in the United States Patent and Trademark Office, or the equivalent thereof in any State of the United States or in any foreign country, and any trade dress including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used.

            "Obligations" shall mean and include all of the following:

                    (i)    the full and prompt payment when due (whether at
      stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Debtor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations for fees, costs and indemnities) to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with, the
      Credit Agreement and the other Loan Documents is a party and the due performance and compliance by the Debtor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Loan
      Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to the Applicable Hedging Agreements, being herein collectively called the "Loan Document Obligations");

                    (ii)   the full and prompt payment when due (whether at
      stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Debtor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by the Debtor to the Hedge
      Counterparties, whether now existing or hereafter incurred under, arising out of or in connection with any Applicable Hedging Agreement the obligations of which by its terms are required to be secured by the
      Collateral, whether such Applicable Hedging Agreement is now in existence or hereinafter arising, and the due performance and compliance by the
      Debtor with all of the terms, conditions and agreements contained in each such Lender Hedging Agreement (all such obligations,

                                     - 19 -

      liabilities and indebtedness under this clause (ii) being herein collectively called the "Hedging Obligations");

                    (iii)  any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the
      Collateral; and

                    (iv)   in the event of any proceeding for the collection or
      enforcement of any indebtedness, obligations, or liabilities of the Debtor referred to in clauses (i) through (iii) above, after a Designated Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the
      Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs.

it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this
Agreement or extended from time to time after the date of this Agreement.

            "Patents" means any patents in or to which the Debtor now or hereafter has any right, title or interest therein, and any divisions, continuations (including, but not limited to, continuations-in-parts) and improvements thereof, as well as any application for a patent now or hereafter made by the Debtor.

            "Permits" means, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations (including certificates of need) of or from any governmental authority or agency.

            "Proceeds" shall mean all "proceeds" as such term is defined in the
Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the
Collateral Agent or the Debtor from time to time with respect to any of the
Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the
Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Registered Organization" shall have the meaning provided in the
Uniform Commercial Code as in effect in the State of New York.

            "Representative" shall have the meaning provided in Section 7.4(b)
of this Agreement.

            "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

            "Secured Debt Agreements" shall mean and include this Agreement, the
Credit Agreement and each of the other Loan Documents and any Applicable Hedging
Agreement.

                                     - 20 -

            "Software" shall mean "software" as such term is defined in the
Uniform Commercial Code as in effect on the date hereof in the State of New
York.

            "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Debtor, or in which the Debtor has any rights.

            "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Termination Date" shall have the meaning provided in Section 9.8(a)
of this Agreement.

            "Timber-to-be-Cut" shall mean "timber-to-be-cut" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the
State of New York.

            "Trade Secret Rights" means the rights of the Debtor in any Trade
Secret it holds.

            "Trade Secrets" means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of the Debtor in any location, whether written or not written.

            "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

            "Vehicle" means all motor vehicles, tractors, chassis, trailers and other like property, including any vehicle owned by the Debtor which requires a certificate of title of the type described in clause (2) or (3) of Section
9-311(a) of the UCC.

Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as defined therein.

                                   ARTICLE IX

                                  MISCELLANEOUS

            9.1.    Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Collateral Agent or the Debtor shall not be effective until received by the Collateral Agent or the Debtor, as the case may be. All notices and other communications shall be in writing and addressed as set forth in the Credit Agreement.

                                     - 21 -

            9.2.    Waiver; Amendment. Except as provided in Section 9.12
hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Debtor directly affected thereby (it being understood that the addition or release of the Debtor hereunder shall not constitute a change, waiver, discharge or termination affecting the Guarantor or any other obligor added or released) and the Collateral Agent.

            9.3.    Obligations Absolute. The obligations of the Debtor
hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Debtor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt
Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations; whether or not the Debtor shall have notice or knowledge of any of the foregoing.

            9.4.    Successors and Assigns. This Agreement shall create a
continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section
9.8 hereof, (ii) be binding upon the Debtor, its successors and assigns;
provided, however, that no Debtor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent, and (iii)
inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Creditors and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by the Debtor herein or in any certificate or other instrument delivered by the Debtor or on its behalf under this
Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other
Secured Debt Agreements regardless of any investigation made by the Secured
Creditors or on their behalf.

            9.5.    Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            9.6.    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF
JURY TRIAL.

            (a)     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF
THE STATE OF NEW YORK OR, TO THE EXTENT APPLICABLE WITH RESPECT TO UNITED STATES
REGISTERED AND APPLIED-FOR MARKS, PATENTS AND COPYRIGHTS, FEDERAL LAW. ANY LEGAL
ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS
OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF
NEW YORK IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY
EXECUTION AND DELIVERY OF THIS AGREEMENT, THE DEBTOR HEREBY IRREVOCABLY ACCEPTS
FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE
NON-

                                     - 22 -

EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS IN ANY SUCH ACTION OR PROCEEDING.
THE DEBTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK
JURISDICTION OVER THE DEBTOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL
ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE
AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER THE DEBTOR. THE
DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE
AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES
THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE DEBTOR AT ITS
ADDRESS FOR NOTICES AS PROVIDED IN SECTION 9.1 ABOVE, SUCH SERVICE TO BECOME
EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE DEBTOR HEREBY IRREVOCABLY WAIVES ANY
OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES
NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER
ANY OTHER LOAN DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR
INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER
THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER
PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST
THE DEBTOR IN ANY OTHER JURISDICTION.

            (b)     THE DEBTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT
MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS
OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN
THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES
AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR
PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (c)     EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY
WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM
ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED
HEREBY OR THEREBY.

            9.7.    Debtor's Duties. It is expressly agreed, anything herein
contained to the contrary notwithstanding, that the Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the
Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this
Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or with respect to any Collateral.

            9.8.    Termination; Release.

            (a)     After the Termination Date, this Agreement shall terminate and the Collateral Agent, at the request and expense of the respective Debtor, will promptly execute and deliver to the Debtor a proper instrument or instruments (including Uniform Commercial Code

                                     - 23 -

termination statements on Form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the
Debtor (without recourse and without any representation or warranty) such of the
Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this
Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which all of the Obligations have been paid, the Aggregate Commitments have been terminated and all Applicable Hedging Agreements have been terminated.

            (b)     So long as no Designated Event of Default has occurred and is continuing or would result therefrom, upon (i) the sale or other disposition of any part of the Collateral that is not prohibited by the respective Secured
Debt Agreements, (ii) the use of any Proceeds in connection with the acquisition of any property or to pay any fees, costs and expenses of any Person, or (iii)
the release of any part of the Collateral at the direction of the Collateral
Agent, such Collateral shall automatically be released from the Lien of this
Agreement and the Lien of this Agreement shall be terminated with respect to such Collateral and such Collateral shall automatically be assigned, transferred and conveyed to the applicable Debtor by the Collateral Agent.

            (c)     Upon and after any and all releases contemplated in clauses
(a) and (b) above, at the request and at the sole cost and expense of the
Debtor, the Collateral Agent will execute and deliver such documentation, including termination or partial release statements and the like (without recourse and without any representation or warranty) to evidence such release or otherwise in connection therewith; provided that upon request of the Collateral
Agent the applicable Debtor shall deliver to the Collateral Agent a certificate signed by a Senior Designated Officer of the Debtor stating that the release of the respective Collateral is permitted pursuant to such Section 9.8(a) or (b).

            (d)     The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct believes to be in accordance with) this
Section 9.8 and the Secured Debt Agreements.

            9.9.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Debtor and the Collateral Agent. Execution and delivery of this Agreement by facsimile signature shall constitute execution and delivery of this Agreement for all purposes hereof with the same force and effect as execution and delivery of a manually signed copy hereof.

            9.10.   Severability. Any provision of this Agreement which is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                                     - 24 -

            9.11.   The Collateral Agent and the other Secured Creditors. The
Collateral Agent will hold in accordance with this Agreement all items of the
Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the
Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this
Agreement and the Credit Agreement.

            9.12.   Saving Clause. Notwithstanding any provision to the
contrary herein, "Collateral" shall not include, and the security interest granted under this Agreement shall not attach to, any general intangibles, assets or other rights, in either case existing on the Closing Date, (a) arising under or subject to any contracts, instruments, licenses or other documents as to which the grant of a security interest would (i) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or (ii) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder or (b) the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset.

    [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                                     - 25 -

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                        TAL INTERNATIONAL CONTAINER CORPORATION

                                        By: ___________________________________
                                            Name:
                                            Title:

Accepted and Agreed to:

National City Bank
as Collateral Agent

By: ___________________________________
    Name:
    Title:

                                     ANNEX A

Chief Executive Office of the Debtor:

100 Manhattanville Road
Purchase, New York 10577

                                     ANNEX B

                  SCHEDULE OF LEGAL NAME, TYPE OF ORGANIZATION
                  (AND WHETHER A REGISTERED ORGANIZATION AND/OR
             A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,
                LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBER

                                                                                              DEBTOR'S
                                                                                              ORGANIZATION
                                                                                              IDENTIFICATION
                              REGISTERED                           DEBTOR'S LOCATION (FOR     NUMBER (OR, IF IT    TRANSMITTING
                              ORGANIZATION?     JURISDICTION OF    PURPOSES OF NY UCC         HAS NONE, SO         UTILITY?
EXACT LEGAL NAME OF DEBTOR    (YES/NO)          ORGANIZATION       SS. 9-307)                 INDICATE)            (YES/NO)
-------------------------------------------------------------------------------------------------------------------------------

TAL INTERNATIONAL                   Y                Del.                   Del.                   0689911              No
CONTAINER CORPORATION

-------------------------------------------------------------------------------------------------------------------------------

                                     ANNEX C

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

                                  Trade and/or
                                Fictitious Names

                         Transamerica Maritime Container
                                  Trader Lease
                                    SpaceWise
                               ContainerSales.com
                                     Trader
                                    Greyslot
                            Transamerica Leasing Inc.

                                     ANNEX D

   DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN ONE YEAR
                  PRIOR TO THE DATE OF THE SECURITY AGREEMENT

                                      NONE

                                     ANNEX E

          SCHEDULE OF MARKS AND APPLICATIONS; DOMAIN NAME REGISTRATIONS

                                     ANNEX F

                      SCHEDULE OF PATENTS AND APPLICATIONS

                                     ANNEX G

                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS

                                      NONE.

                                     ANNEX H

                         FORM OF ASSIGNMENT OF SECURITY
                   INTEREST IN CERTAIN PATENTS AND TRADEMARKS

      FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, TAL INTERNATIONAL CONTAINER CORPORATION, a Delaware
corporation ("Debtor") with principal offices at ______________________________, hereby assigns and grants to National City Bank, as Collateral Agent (the
"Collateral Agent") with principal offices at 1 South Broad Street, 14th Floor,
Philadelphia, PA 19107, a security interest in (a) all of Debtor's right, title and interest in and to the trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto; (b) all of
Debtor's right, title and interest in and to the patents and patent applications
(the "Patents") set forth on Schedule B attached, in each case together with (c)
all Proceeds (as such term is defined in the Security Agreement referred to below) of the Marks and Patents, (d) the goodwill of the businesses with which the Marks are associated and, (e) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

      THIS ASSIGNMENT OF SECURITY INTEREST (this "Assignment"), effective as of
____________, is made to secure the satisfactory performance and payment of all the Obligations of Debtor, as such term is defined in the Security Agreement, among Debtor, the other debtors from time to time party thereto and the
Collateral Agent, dated as of August 15, 2007 (as amended, restated, modified and/or supplemented from time to time, the "Security Agreement").

      This Assignment has been granted in conjunction with the security interest granted to the Collateral Agent under the Security Agreement. The rights and remedies of the Collateral Agent with respect to the security interest granted herein are set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

      IN WITNESS WHEREOF, the undersigned have executed this Assignment of
Security Interest in Certain Patents and Trademarks as of the ___ day of
___________, ____.

                                             TAL INTERNATIONAL CONTAINER
                                             CORPORATION

                                             By:
                                                ________________________________
                                                Name:
                                                Title:

NATIONAL CITY BANK

By:
   ________________________________
   Name:
   Title:

STATE OF NEW YORK               )
                                )ss.:
COUNTY OF WEST CHESTER          )

On this ____ day of _____, ____, before me personally came _________________
who, being by me duly sworn, did state as follows: that [s]he is _______________
of TAL INTERNATIONAL CONTAINER CORPORATION, that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

___________________________

Notary Public

COMMONWEALTH OF PENNSYLVANIA    )
                                )ss.
COUNTY OF PHILADELPHIA          )

On this ____ day of _____, ____, before me personally came _________________
who, being by me duly sworn, did state as follows: that [s]he is _______________
of NATIONAL CITY BANK, that [s]he is authorized to execute the foregoing
Assignment on behalf of said company and that [s]he did so by authority of said national banking association.

___________________________

Notary Public

                                   TRADEMARKS

                               PATENTS AND PATENT
                                  APPLICATIONS

                                     ANNEX I

                              FORM OF ASSIGNMENT OF
                     SECURITY INTEREST IN CERTAIN COPYRIGHTS

      WHEREAS, TAL INTERNATIONAL CONTAINER CORPORATION, a Delaware corporation
(the "Debtor"), having its chief executive office at ______________________, is the owner of all right, title and interest in and to the copyrights and associated copyright registrations and applications for registration set forth in Schedule A attached hereto;

      WHEREAS, NATIONAL CITY BANK, as Collateral Agent, having its principal offices at 1 South Broad Street, 14th Floor, Philadelphia, PA 19107 (the
"Collateral Agent"), desires to acquire a security interest in, and lien upon all of Debtor's right, title and interest to, said copyrights and copyright registrations and applications therefor; and

      WHEREAS, Debtor is willing to assign and grant to the Collateral Agent a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security
Agreement, dated as of August __, 2007, made by the Debtor, the other obligors from time to time party thereto and the Collateral Agent (as amended, restated, modified and/or supplemented from time to time, the "Security Agreement"),
Debtor hereby assigns to the Collateral Agent, and grants to the Collateral
Agent a security interest in, and lien upon all of the Debtor's right, title and interest to, the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto (the "Copyrights"), together with (a) all Proceeds (as such term is defined in the Security Agreement) of the
Copyrights and (b) all causes of action arising prior to or after the date hereof for infringement of any Copyright.

      THIS ASSIGNMENT OF SECURITY INTEREST (this "Assignment") has been granted in conjunction with the security interest granted to the Collateral Agent under the Security Agreement. The rights and remedies of the Collateral Agent with respect to the security interest granted herein are set forth in the Security
Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

      IN WITNESS WHEREOF, the undersigned have executed this Assignment of
Security Interest in Certain Copyrights at Philadelphia, Pennsylvania, as of the
___ day of ________, ___.

____________________________________,
TAL INTERNATIONAL CONTAINER CORPORATION Debtor

By __________________________
   Name:
   Title:

NATIONAL CITY BANK

By __________________________
   Name:
   Title:

STATE OF NEW YORK          )
                           )ss.:
COUNTY OF WEST CHESTER     )

On this ____ day of _____, ____, before me personally came ___________
_______________, who being duly sworn, did depose and say that [s]he is
___________________ of TAL INTERNATIONAL CONTAINER CORPORATION, that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

___________________________

Notary Public

COMMONWEALTH OF PENNSYLVANIA )
                             )ss.:
COUNTY OF PHILADELPHIA       )

On this ____ day of ______, ____, before me personally came ___________
_______________, who being duly sworn, did depose and say that [s]he is
_____________________________ of NATIONAL CITY BANK, that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said national banking association.

___________________________

Notary Public

                                   COPYRIGHTS

                                 [See attached]